UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 30, 2015

CELATOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54852	20-2680869
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 PrincetonSouth Corporate Center
Suite 180
Ewing, New Jersey	08628
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 243-0123

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2015, we drew down the remaining $5 million of our term loan with Hercules Technology Growth Capital (“Hercules”), pursuant to the terms and conditions of the loan and security agreement dated as of May 9, 2014 (the “Loan Agreement”), so that the total principal amount of the term loan outstanding under the Loan Agreement is $15 million. We incorporate by reference the description of the Loan Agreement included in our Form 8-K current report filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2014 and Note 8 to our Consolidated Financial Statements included in our Form 10-K annual report for the year ended December 31, 2014, filed with the SEC on March 17, 2015, as if fully set forth in this Form 8-K.

Pursuant to the Loan Agreement, we issued Hercules a warrant (the “Warrant”) to purchase 158,006 shares of our common stock at an exercise price of $2.67 per share. As we have drawn down the remaining $5 million of the term loan, the Warrant is now exercisable for an additional 52,669 shares of our common stock, or an aggregate of 210,675 shares of our common stock. The Warrant is exercisable beginning on the date of issuance and expires May 9, 2019. Until the shares of common stock issuable upon exercise of the Warrant may be resold pursuant to Rule 144 under the Securities Act of 1933 (the “Securities Act”), the holder of the Warrant has “piggyback” registration rights, which permit the holder of the warrant to have the “resale” of the shares of common stock issued upon exercise of the Warrant included on any registration statement we file after the issuance date under which we register for resale any shares of common stock held by any person.

The descriptions of the Loan Agreement and the Warrant contained or incorporated by reference in this Form 8-K report do not purport to be compete and are qualified in their entirety to the complete text of the Loan Agreement and the Warrant, including exhibits, which we filed with the SEC as exhibits to our Form 10-Q current report for the quarter ending June 30, 2014, filed on August 7, 2014.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provide in Item 1.01 of this Form 8-K report is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Form 8-K report is incorporated by reference into this Item 3.02.

We issued the Warrant to Hercules in reliance on the exemption from registration provided under Section 4(2) of the Securities Act. We relied on the exemption from registration provided under Section 4(2) based in part on the representations made by Hercules that it is an accredited investor, as such term is defined in Rule 501(a) under the Securities Act, and that the securities acquired by Hercules were being acquired for investment purposes and not with a view to the sale or distribution of any part thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELATOR PHARMACEUTICALS, INC.

By:	/s/ Fred M. Powell
Fred M. Powell,
Vice President and Chief Financial Officer

Date: March 31, 2015

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